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                       SECURITIES AND EXCHANGE COMMISSION

                              WASHINGTON, DC 20549


                                  ------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported):
APRIL 30, 1996




                         NRG GENERATING (U.S.) INC.
- - --------------------------------------------------------------------------------
           (Exact name of registrant as specified in its charter)

             DELAWARE                               1-9208                              59-2076187
- - ----------------------------------    --------------------------------      ----------------------------------
   (State or other jurisdiction            (Commission File Number)                   (IRS Employer
        of incorporation)                                                         Identification Number)


1221 NICOLLET MALL, MINNEAPOLIS, MINNESOTA                                                  55403
- - ---------------------------------------------------------------------------------------------------------------
(Address of principal executive offices)                                                  (Zip Code)

Registrant's telephone number, including area code    (612) 373-5300
                                                   ------------------------------------------------------------

         O'BRIEN ENVIRONMENTAL ENERGY INC., 225 SOUTH EIGHTH STREET,
         -----------------------------------------------------------
                           PHILADELPHIA, PA  19106

        (Former name or former address, if changed since last report)
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ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

         In April 1996, the Company selected Price Waterhouse LLP ("Price Waterhouse") to audit the Company's consolidated financial statements and dismissed the firm of Coopers & Lybrand L.L.P. ("Coopers & Lybrand"), which previously had served as the Company's principal accountant. The Company's Board of Directors approved the decision to change accountants at a meeting on April 30, 1996.

         The accountant's report issued by Coopers & Lybrand on the Company's financial statements for the 1994 consolidated financial statements did not contain an adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles, except with respect to: 1) certain litigation for which the ultimate outcome could not be determined at the time; and 2) the Company's ability to continue as a going concern. An accountant's report was not issued for the fiscal year ended June 30, 1995. The Company believes that during its 1994 and 1995 fiscal years and the portion of the 1996 fiscal year up to the date of the dismissal, there were no disagreements between the Company and Coopers & Lybrand on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Coopers & Lybrand, would have caused Coopers & Lybrand to make reference to the subject matter of the disagreements in connection with its report. The Company has provided this disclosure to Coopers & Lybrand and requested that Coopers & Lybrand furnish the Company with a letter addressed to the Securities and Exchange Commission (the "SEC") stating that Coopers & Lybrand agrees with the above statements. A copy of Coopers & Lybrand's letter will be filed with the SEC as soon as practicable.

         During its 1994 and 1995 fiscal years and the portion of the 1996 fiscal year up to the date of the engagement, the Company did not consult with Price Waterhouse regarding the application of accounting principles, the type of audit opinion or other information considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue.





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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          NRG GENERATING (US.) INC.


                                          /s/ Leonard A. Bluhm
                                          -------------------------------------
                                          Leonard A. Bluhm
                                          President and Chief Executive Officer



Date:  May 6, 1996





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